UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 12, 2006

Chevron Phillips Chemical Company LLC

(Exact name of the Registrant as specified in its charter)

Delaware	333-59054-01	73-1590261
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

10001 Six Pines Drive

The Woodlands, TX 77380-1498

(Address of principal executive offices, including zip code)

(832) 813-4100

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 12, 2006 and in accordance with certain terms of the limited liability company agreement of Chevron Phillips Chemical Company LLC (CPChem), ConocoPhillips elected Philip L. Frederickson to replace Jim W. Nokes as a Class P Director of the CPChem Board of Directors, effective April 12, 2006. Mr. Nokes has elected to retire from ConocoPhillips.

Mr. Frederickson currently serves as Executive Vice President, Planning, Strategy and Corporate Affairs for ConocoPhillips.

ITEM 9.01  Financial Statements and Exhibits

(d)  Exhibits

99.1                           Press release dated April 13, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHEVRON PHILLIPS CHEMICAL COMPANY LLC

Date: April 13, 2006	/s/ Craig B. Glidden
Craig B. Glidden
Senior Vice President,
General Counsel and Secretary